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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-93935





                        SUPPLEMENT TO THE PROSPECTUS OF
               MORGAN STANLEY DEAN WITTER TAX-MANAGED GROWTH FUND
                              DATED MARCH 2, 2000


     The third paragraph under the section of the Prospectus entitled "FUND MANAGEMENT" is hereby replaced by the following:


   The Fund's portfolio is managed within the Sub-Advisor's Institutional Equity Group. Philip Friedman, a Managing Director of the Sub-Advisor, and William Auslander, a Principal of the Sub-Advisor, are the primary portfolio managers of the Fund. Prior to joining the Sub-Advisor in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and prior thereto, from 1990 to 1995, a member of the Equity Research team at Morgan Stanley & Co. Incorporated. Mr. Auslander joined the Sub-Advisor in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining the Sub-Advisor, Mr. Auslander was an equity analyst at Icahn & Co. for nine years.



April 13, 2000